Business combination - Summary of the Identified assets and liabilities as of the acquisition date (Details) ₩ in Millions	Aug. 01, 2024 KRW (₩)
Disclosure of detailed information about business combination [abstract]
Cash and cash equivalent	₩ 2,008
Financial assets at fair value through profit or loss	53,669
Loans and other financial assets at amortized cost	168,576
Securities at amortized cost	10,000
Premises and equipment	2,485
Intangible assets	6,873	[1]
Current tax assets	103
Other assets	1,723
Sub-total	245,437
Deposits due to customers	193,648
Provisions	218
Other financial liabilities	2,515
Deferred tax liabilities	544	[2]
Other liabilities	967
Sub-total	197,892
Fair value of net identifiable assets	47,545
Impairment adjustment	10
Amount recognized for customer relationship	₩ 2,613
Marginal tax rate	20.90%

[1]	For the trademark item among intangible assets, an impairment adjustment of 10 million KRW was made due to its lack of utility following the launch of Woori Investment Securities Co. Ltd. Additionally, the amount includes 2,613 million KRW recognized for customer relationships as a result of the business combination. This has been identified as a separate identifiable intangible asset and has been valued at fair value using the Multi-Period Excess Earnings Method (MEEM). The Multi-Period Excess Earnings Method (MEEM) estimates the future cash flows generated by each intangible asset and deducts the portion of the cash flow attributable to the contribution of other assets. This method then discounts the pure cash flow generated by the intangible asset to its present value.
[2]	The deferred tax liabilities were recognized by applying the marginal tax rate (20.9%) to the differences between the fair value and the carrying amount of the identifiable assets and liabilities